                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of report: September 12, 2000
                    Capita Equipment Receivables Trust 1997-1


 A New York                    Commission File                 I.R.S. Employer
Corporation                    No. 333-34793                    No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                          September 12, 2000         Payment Date:  September 15, 2000
Collection Period:                                              August 31, 2000


I.    Information Regarding the Contracts

    1.  Contract Pool Principal Balance
        a.      Beginning of Collection Period                                             $ 266,728,569
        b.      End of Collection Period                                                   $ 250,283,887
        c.      Reduction for Collection Period                                            $  16,444,682
    2.  Delinquent Scheduled Payments
        a.      Beginning of Collection Period                                             $   6,998,097
        b.      End of Collection Period                                                   $   6,401,321
    3.  Liquidated Contracts
        a.      Number of Liquidated Contracts
                with respect to Collection Period                                                    251
        b.      Required Payoff Amounts of Liquidated Contracts                            $   1,554,841
        c.      Total Reserve for Liquidation Expenses                                     $       -
        d.      Total Liquidation Proceeds Received                                        $     276,738
        e.      Liquidation Proceeds Allocated to Owner Trust                              $     241,562
        f.      Liquidation Proceeds Allocated to Depositor                                $      35,176
        g.      Current Realized Losses                                                    $   1,313,279
    4.  Prepaid Contacts
        a.      Number of Prepaid Contracts with respect
                to Collection Period                                                                 382
        b.      Required Payoff Amounts of Prepaid Contracts                               $   1,944,950
    5.  Purchased Contracts (by TCC)
        a.      Number of Contracts Purchased by TCC with
                respect to Collection Period                                                           0
        b.      Required Payoff Amounts of Purchased Contracts                             $      -

6.  Delinquency Status of Contracts (End of Collection Period)

                            --------------------------------------------------------------------------------
                                                                                           % of Aggregate
                                    Number of       % of          Aggregate Required       Required Payoff
                                    Contracts     Contracts         Payoff Amounts             Amounts
                            --------------------------------------------------------------------------------
    a.      Current                  26,159        90.16%            $ 230,698,932              89.88%
    b.      31-60 days                1,344         4.63%            $  12,258,411               4.78%
    c.      61-90 days                 705          2.43%            $   7,232,085               2.82%
    d.      91-120 days                337          1.16%            $   3,021,978               1.18%
    e.      120+ days                  469          1.62%            $   3,473,801               1.35%
    f.      Total                    29,014        100.00%           $ 256,685,208             100.00%

7.  Historical Delinquency Experience with Respect to Contracts


    ---------------------------------------------------------------------------------------------------------------------------
                                 % of                       % of                          % of                     % of
                               Aggregate                  Aggregate                    Aggregate                 Aggregate
                            Required Payoff            Required Payoff              Required Payoff           Required Payoff
                                Amounts                    Amounts                      Amounts                   Amounts
        Collection
           Periods        31-60 Days Past Due        61-90 Days Past Due          91-120 Days Past Due      120+ Days Past Due
    ---------------------------------------------------------------------------------------------------------------------------
            08/31/00             4.78%                      2.82%                        1.18%                     1.35%
            07/31/00             5.09%                      2.58%                        1.17%                     1.33%
            06/30/00             5.62%                      2.56%                        1.09%                     1.56%
            05/31/00             4.63%                      1.83%                        1.16%                     1.57%
            04/30/00             4.92%                      2.47%                        1.45%                     1.34%
            03/31/00             5.20%                      2.85%                        1.14%                     1.25%
            02/29/00             6.39%                      2.83%                        1.32%                     1.63%
            01/31/00             5.70%                      2.42%                        1.30%                     1.55%
            12/31/99             5.66%                      2.51%                        1.39%                     1.25%
            11/30/99             5.55%                      2.46%                        1.24%                     1.39%
            10/31/99             5.24%                      2.77%                        1.17%                     1.45%
            09/30/99             5.19%                      2.14%                        1.13%                     1.38%
            08/31/99             4.43%                      2.01%                        1.19%                     1.22%
            07/31/99             4.53%                      2.14%                        1.21%                     1.27%
            06/30/99             5.01%                      2.02%                        1.19%                     1.31%
            05/31/99             5.77%                      2.37%                        1.10%                     1.38%
            04/30/99             5.01%                      2.11%                        0.86%                     1.09%
            03/31/99             5.41%                      2.06%                        0.92%                     1.15%
            02/28/99             5.60%                      2.08%                        1.15%                     1.24%
            01/31/99             5.46%                      2.19%                        0.94%                     1.11%
            12/31/98             5.26%                      1.86%                        0.90%                     0.93%
            11/30/98             5.07%                      1.66%                        0.78%                     0.88%
            10/31/98             3.93%                      1.32%                        0.66%                     0.98%
            09/30/98             3.98%                      1.18%                        0.62%                     0.94%
            08/31/98             3.34%                      1.23%                        0.53%                     0.60%
            07/31/98             3.28%                      1.12%                        0.52%                     0.85%
            06/30/98             2.76%                      1.14%                        0.58%                     0.81%
            05/31/98             3.63%                      1.12%                        0.61%                     0.75%
            04/30/98             3.46%                      1.03%                        0.63%                     0.69%
            03/31/98             3.30%                      1.26%                        0.51%                     0.63%
            02/28/98             6.09%                      1.42%                        0.59%                     0.52%
            01/31/98             3.34%                      0.96%                        0.41%                     0.26%
            12/31/97             3.17%                      0.86%                        0.36%                     0.01%
            11/30/97             2.89%                      0.49%                        0.00%                     0.00%

8.  Historical Loss Experience With Respect to Contracts

                                                -------------------------------------------------------------------------------
                                                      Collection      3 Collection    6 Collection Periods   Cumulative Since
                                                        Period       Periods Ending          Ending            Cut-off Date
                                                       August-00        August-00          August-00
                                                -------------------------------------------------------------------------------
         a.      Number of Liquidated Contracts           251              540               1,248                 8,393
         b.      Number of Liquidated
                 Contracts as a Percentage
                 of Initial Contracts                   0.332%           0.714%              1.650%               11.094%
         c.      Required Payoff Amounts of
                 Liquidated Contracts                  1,554,841        4,832,479          9,902,929            70,676,321
         d.      Liquidation Proceeds Allocated
                 to Owner Trust                         241,562          704,014           1,653,437            11,349,651
         e.      Aggregate Current Realized
                 Losses                                1,313,279        4,128,465          8,249,491            59,326,670
         f.      Aggregate Current Realized
                 Losses as a Percentage of
                 Cut-off Date Contract Pool
                 Principal Balance                      0.115%           0.360%              0.719%               5.173%

II.   Information Regarding the Securities

     1.  Summary of Balance Information

                 ----------------------------------------------------------------------------------------------------

                                                                      Principal Balance as of     Class Factor as of
                               Class                     Coupon         September 15, 2000        September 15, 2000
                                                          Rate             Payment Date              Payment Date

                 ----------------------------------------------------------------------------------------------------
         a.      Class A-1 Notes                         5.790000%          $          0                0.00000
         b.      Class A-2 Notes                         6.030000%          $          0                0.00000
         c.      Class A-3 Notes                         6.120000%          $          0                0.00000
         d.      Class A-4 Notes                         6.190000%          $138,017,206                0.52838
         e.      Class A-5 Notes                         6.743750%          $ 15,438,002                0.14703
         f.      Class B Notes                           6.450000%          $ 68,820,000                1.00000
         g.      Class C Notes (Quarterly Paying)        6.480000%          $ 34,410,000                1.00000
         h.      Total                                     N.A.             $256,685,208                0.22380


                  ----------------------------------------------------------------------------------------------

                                                      Principal Balance as of      Class Factor as of
                                Class                     August 15, 2000            August 15, 2000
                                                           Payment Date               Payment Date

                  ----------------------------------------------------------------------------------------------
          a.      Class A-1 Notes                           $          0                  0.00000
          b.      Class A-2 Notes                           $          0                  0.00000
          c.      Class A-3 Notes                           $          0                  0.00000
          d.      Class A-4 Notes                           $153,344,248                  0.58705
          e.      Class A-5 Notes                           $ 17,152,418                  0.16336
          f.      Class B Notes                             $ 68,820,000                  1.00000
          g.      Class C Notes (Quarterly Paying)          $ 34,410,000                  1.00000
          h.      Total                                     $273,726,666                  0.23866


     Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $256,685,207.78 and the CCA Balance is $27,675,450.99.

     2.  Monthly Principal Amount
         a.      Principal Balance of Notes
                 (End of Prior Collection Period)                                                       $  273,726,666
         b.      Contract Pool Principal Balance (End of Collection Period)                             $  250,283,887
         c.      Monthly Principal Amount                                                               $   23,442,779
     3.  Gross Collections
         a.      Scheduled Payments Received                                                            $   15,515,193
         b.      Liquidation Proceeds Allocated to Owner Trust                                          $      241,562
         c.      Required Payoff Amounts of Prepaid Contracts                                           $    1,944,950
         d.      Required Payoff Amounts of Purchased Contracts                                         $            -
         e.      Proceeds of Clean-up Call                                                              $            -
         f.      Investment Earnings on Collection, Note Distribution and Class C Funding Accounts      $       55,177
         g.      Extension Fees Allocated to Owner Trust                                                $        2,858
         h.      Total Gross Collections (sum of (a) through (g))                                       $   17,759,740
     4.  Determination of Available Funds
         a.      Total Gross Collections                                                                $   17,759,740
         b.      Withdrawal from Cash Collateral Account                                                $      995,619
         c.      Total Available Funds                                                                  $   18,755,358
     5.  Class A-5 Swap
         a.      Payment Details
                 1- Class A-5 Assumed Fixed Rate                                                              6.250000%
                 2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                           0.0833333
                 3- Class A-5 Interest Rate (Libor + .125%)                                                   6.743750%
                 4- Class A-5 Interest Rate Day Count(Actual/360)                                            0.0861111
                 5- Class A-5 Principal Amount                                                          $   17,152,418
         b.      Net Payment Calculation
                 1- Class A-5 Assumed Fixed Payment                                                     $       89,336
                 2- Class A-5  Interest Payment                                                         $       99,606
                 3- Net Class A-5 Swap Payment From/(To) the Trust                                      $      (10,271)

6.  Application of Available Funds

    -----------------------------------------------------------------------------------------------------------------------
                     Item                                            Amount           Remaining Available Funds
    -----------------------------------------------------------------------------------------------------------------------
    a.      Total Available Funds                                                             18,755,358
    b.      Servicing Fee                                              277,842                18,477,516
    c.      Interest on Notes:
            i)        Class A-1 Notes                                     -                   18,477,516
            ii)       Class A-2 Notes                                     -                   18,477,516
            iii)      Class A-3 Notes                                     -                   18,477,516
            iv)       Class A-4 Notes                                   791,001               17,686,515
            v)        Class A-5 Swap Net Settlement                     (10,271)              17,696,786
            vi)       Class A-5 Notes                                    99,606               17,597,180
            vii)      Class B Notes                                     369,908               17,227,272
            viii)     Class C Funding Account                           185,814               17,041,458
    d.      Principal on Notes:
            i)        Class A-1 Notes                                     -                   17,041,458
            ii)       Class A-2 Notes                                     -                   17,041,458
            iii)      Class A-3 Notes                                     -                   17,041,458
            iv)       Class A-4 Notes                                15,327,042                1,714,416
            v)        Class A-5 Notes                                 1,714,416                    -
            vi)       Class B Notes                                       -                        -
            vii)      Class C Funding Account                             -                        -
    e.      Deposit to Cash
            Collateral Account                                            -                        -
    f.      Amount to be applied in
            accordance with CCA
            Loan Agreement                                                -                        -
    g.      Balance, if any, to Equity Certificates                       -                        -


7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

            Collection Period                                   August-00
            Beginning Balance                                       0
            Principal Deposited                                     0
            Interest Deposited                                   185,814
            Total Amount Available for Distribution              185,814
            Amount Distributed                                      0
            Ending Balance                                       185,814



8.  Quarterly Application of Available funds in the Class C Funding Account

    ------------------------------------------------------------------------------------------------
            Item                                           Amount         Remaining Available Funds
    ------------------------------------------------------------------------------------------------
    a.      Total Available Funds                                                  185,814
    b.      Interest to Class C Note Holders                  0                    185,814
    c.      Principal to Class C Note Holders                 0                    185,814

III. Information Regarding the Cash Collateral Account

      1.  Balance Reconciliation
          ------------------------------------------------------------------------------------------------------------------
                                                                                          September 15, 2000
                                    Item                                                     Payment Date
          ------------------------------------------------------------------------------------------------------------------
          a.      Available Cash Collateral Amount (Beginning)                                $ 29,670,025
          b.      Deposits to Cash Collateral Account (II.5(f))                               $      -
          c.      Withdrawals from Cash Collateral Account                                    $    995,619
          d.      Releases of Cash Collateral Account Surplus                                 $    998,956
                  (Excess, if any of (a) plus (b) minus (c) over (f))
          e.      Available Cash Collateral Amount (End)                                      $ 27,675,451
                  (Sum of (a) plus (b) minus (c) minus (d))
          f.      Requisite Cash Collateral Amount                                            $ 27,675,451
          g.      Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))         $      -
      2.          Calculation of Requisite Cash Collateral Amount
          a.      For Payment Dates from, and including, the
                  December  1997 Payment Date  to,
                  and including, the December 1998 Payment Date
                  1) Initial Cash Collateral Amount                                           $ 83,153,171
          b.      For Payment Dates from, and including, the
                  November 1998 Payment Date until
                   the Final Payment Date, the sum of
                  1) 8.5% of the Contract Pool Principal Balance                              $ 21,274,130
                  2) The Aggregate Principal Balance of the Notes
                   and the Equity Certificate Balance less the
                   Contract Pool Principal Balance                                            $  6,401,321
                  3) Total ((1) plus (2))                                                     $ 27,675,451
          c.      Floor equal to the lesser of
                  1) 2% of Cut-Off Date Contract Pool Principal
                  Balance ($22,938,806); and                                                  $ 22,938,806
                  2) the Aggregate Principal Balance of the Notes                             $256,685,208
          d.      Requisite Cash Collateral Amount                                            $ 27,675,451

      3.          Calculation of Cash Collateral Account Withdrawals
          a.      Interest Shortfalls                                                         $      -
          b.      Principal Deficiency Amount                                                 $    995,619
          c.      Principal Payable at Stated Maturity Date of
                  Class of Notes or Equity Certificates                                       $      -
          d.      Total Cash Collateral Account Withdrawals                                   $    995,619

IV.    Information Regarding Distributions on Securities

       -----------------------------------------------------------------------------------------------------------------------
                   Distribution                    Class A-1       Class A-2            Class A-3             Class A-4
                     Amounts                         Notes           Notes                Notes                  Notes
       -----------------------------------------------------------------------------------------------------------------------
       1. Interest Due                          $        -         $        -       $        -              $    791,001
       2. Interest Paid                         $        -         $        -       $        -              $    791,001
       3. Interest Shortfall                    $        -         $        -       $        -              $      -
       ((1) minus (2))
       4. Principal Due                         $        -         $        -       $        -              $ 15,327,042
       5. Principal Paid                        $        -         $        -       $        -              $ 15,327,042
       6. Total Distribution Amount             $        -         $        -       $        -              $ 16,118,043
       ((2) plus (4))


       -----------------------------------------------------------------------------------------------------------------------
                 Distribution                    Class A-5        Class B              Class C
                   Amounts                         Notes           Notes                Notes                     Totals
       -----------------------------------------------------------------------------------------------------------------------
       1. Interest Due                         $    99,606        $ 369,908         $       -               $  1,260,514
       2. Interest Paid                        $    99,606        $ 369,908         $       -               $  1,260,514
       3. Interest Shortfall                   $     -            $   -             $       -               $      -
       ((1) minus (2))
       4. Principal Due                        $ 1,714,416        $   -             $       -               $ 17,041,458
       5. Principal Paid                       $ 1,714,416        $   -             $       -               $ 17,041,458
       6. Total Distribution Amount            $ 1,814,022        $ 369,908         $       -               $ 18,301,972
       ((2) plus (4))


 V.      Information Regarding Other Pool Characteristics

         --------------------------------------------------------------------------------------------------------------------
                                                                  As of End of                As of End of
                   Item                                             August-00                    July-00
                                                                Collection Period           Collection Period
         --------------------------------------------------------------------------------------------------------------------
     1.  Original Contract Characteristics
         a.      Original Number of Contracts                     75,651                       N.A.
         b.      Cut-Off Date Contract Pool
                 Principal Balance                            $1,146,940,285                   N.A.
         c.      Original Weighted Average
                  Remaining Term (in months)                       46.6                        N.A.
         d.      Weighted Average Original Term
                 (in months)                                       53.7                        N.A.
     2.  Current Contract Characteristics
         a.      Number of Contracts                              29,014                      30,565
         b.      Average Contract Principal Balance               $8,626                      $8,727
         c.      Weighted Average Remaining Term                   21.9                        22.7

VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule



         ----------------------------------------------------      ---------------------------------------------------
         Payment Date                          Since Issue         Payment Date                           Since Issue
           Period                                  CPR               Period                                   CPR
         ----------------------------------------------------      ---------------------------------------------------
               1              December-97       -0.436%                   21           August-99             7.940%
               2               January-98        5.709%                   22         September-99            8.047%
               3              February-98        6.693%                   23          October-99             7.776%
               4                March-98         6.904%                   24          November-99            7.545%
               5                April-98         7.280%                   25          December-99            7.700%
               6                 May-98          7.462%                   25          January-00             7.607%
               7                June-98          6.903%                   26          February-00            8.193%
               8                July-98          7.298%                   27           March-00              8.215%
               9               August-98         7.115%                   28           April-00              8.508%
              10              September-98       7.118%                   29            May-00               8.326%
              11               October-98        6.694%                   30            June-00              8.519%
              12              November-98        6.643%                   31            July-00              8.585%
              13              December-98        7.065%                   32           August-00             8.417%
              14               January-99        7.152%                   33         September-00            8.813%
              15               February-99       7.261%
              16                March-99         7.336%
              17                April-99         7.666%
              18                 May-99          7.937%
              19                June-99          7.515%
              20                July-99          7.873%

VII. Purchased, Liquidated and Paid Contracts
        A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on September 15, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                AT&T Capital Corporation

                                Glenn Votek
                                -----------
                                Glenn Votek
                                Executive Vice President, and Treasurer